UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2018

Lightstone Value Plus Real Estate Investment Trust V, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53650	20-8198863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1, Lakewood, New Jersey 08701
(Address of principal executive offices)
(Zip Code)

(888) 808-7348
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 7.01	Regulation FD Disclosure.

Investor Presentation

On June 21, 2018, Lightstone Value Plus Real Estate Investment Trust V, Inc., a Maryland corporation (the “Company”), will first use the presentation attached as Exhibit 99.1 in connection with a conference call with stockholders and financial advisors to review 2017 and first quarter 2018 operating results.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01.	Other Information.

The conference call will held at 2:00 p.m. Eastern Time on Thursday, June 21, 2018. During the call, the Company’s officers will review 2017 and first quarter operating performance, discuss recent events, and conduct a question and answer period.

To Participate in the Webcast:

https://attendee.gotowebinar.com/register/2008650904719137793

To Participate in the Telephone Conference Call:

Dial-in at least five minutes prior to start time.
Domestic: 914-614-3221
Conference ID: 476-364-176

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightstone Value Plus Real Estate Investment Trust V, Inc

Dated: June 21, 2018	By:	/s/ Donna Brandin
Donna Brandin
Senior Vice President, Chief Financial Officer &
Treasurer